UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             January 28, 2011
                             ----------------

                             EnzymeBioSystems
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53854                        27-0464302
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)


           16773 W Park Drive, Chagrin Falls, Ohio       44023
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (440) 708-0012
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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As used in this Current Report on Form 8-K, unless otherwise stated, all references to the "Company", "we," "our" and "us" refer to EnzymeBioSystems.


Item 1.01  Entry Into a Material Definitive Agreement

On January 28, 2011, EnzymeBioSystems (the "Company") entered into an an Exclusive Technology License and Patents Agreement with Berkeley Clinic LC, an Arizona Limited Liability Company, whereby Berkeley
Clinic LC was granted:

1) an exclusive fifty (50) percent ownership in all EnymeBioSystems proprietary enzyme products;
2) the assignment of all rights, title and interest in all future patents (domestic and foreign) granted in all enzyme products developed by EnzymeBioSystems; and,
3) and one million (1,000,000) unregistered restricted Series A Preferred shares of EnzymeBioSystems,

in exchange for One Hundred Fifty Thousand ($150,000) Dollars. The Series A Preferred Share carry a voting weight equal to ten (10) Common Shares. The shares of Series A Preferred Stock are not redeemable and cannot be converted into Common Shares, unless it is approved by the Board of Directors and agreed upon by the Series A Preferred Shareholders. The Company plans to use these funds to further capitalize the Company, and develop proprietary enzyme products. See Exhibit 3.3 and 10.2.


Item 3.02  Unregistered Sales of Equity Securities

On January 28, 2011, EnzymeBioSystems agreed to issue one million (1,000,000) shares of its unregistered restricted Series A Preferred Stock to Berkeley Clinic. The shares will be issued pursuant to Regulation D, Rule 506 of the Securities Exchange Act of 1934. All securities were issued in reliance upon an exemption from registration under Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. Berkeley Clinic LC is an accredited investor. Before Berkeley Clinic LC received these unregistered securities they were known to our management, through pre-existing business relationships. Berkeley Clinic LC was provided access to all material information, which they requested and all information necessary to verify such information and was afforded access to our management in connection with this transaction. Berkeley Clinic LC acquired these securities for investment and not with a view toward distribution, acknowledging such intent to us. They understood the ramifications of their actions. The shares of common stock issued will contain a legend restricting transferability absent registration or applicable exemption.


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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year.

The Board of Directors approved Articles of Designation for the Company's Series A Preferred Shares. The Series A Preferred Share carry a voting weight equal to ten (10) Common Shares. The shares of Series A Preferred Stock are not redeemable and cannot be converted into Common Shares, unless it is approved by the Board of Directors and agreed upon by the Series A Preferred Shareholders. The Articles of Designation were filed with the Nevada Secretary of State on January 13, 2011.

The Company's Articles of Designation is attached hereto as Exhibit 3.3 and is incorporated herein by reference.


Item 5.06   Change in Shell Company Status

EnzymeBioSystems ceased to be shell company on January 28, 2011. As a result of obtaining $150,000 in outside funding from Berkeley Clinic LC to move our business plan forward, and our agreement with Northeastern Ohio Universities College of Medicine d/b/a Northeastern Ohio Universities Colleges of Medicine and Pharmacy in Rootstown, Ohio, to perform research on a series of semisynthetic penicillins and cephalosporins containing structural fragments of the well-known antitumor antibiotic sarcomycin, we believe that we are not a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.



















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


                              FORM 10 INFORMATION
                                    Business

Forward-Looking Statements
--------------------------

This Current Report on Form 8-K contains forward-looking statements. To the extent that any statements made in this report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as "expects", "plans", "will", "may," "anticipates", "believes", "should", "intends", "estimates", and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, our ability to raise additional capital to finance our activities; the effectiveness, profitability and marketability of our products; legal and regulatory risks; the future trading of our common stock; our ability to operate as a public company; our ability to protect our proprietary information; general economic and business conditions; the volatility of our operating results and financial condition; our ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in our filings with the Securities and Exchange Commission (the "SEC"), or otherwise.

Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services

Overview of Current Operations
------------------------------

EnzymeBioSystems was formed on June 26, 2009 as a Nevada corporation.
We are a startup company that plans to manufacture specialty enzymes and enzyme related products.

Enzymes
-------

Enzymes can be categorized as "enzyme inhibitors" and "enzyme activators." Enzyme inhibitors are molecules that bind to enzymes and decrease their activity. Since blocking an enzyme's activity can kill a pathogen or correct a metabolic imbalance, many drugs are enzyme inhibitors. Enzyme activators are molecules that bind to enzymes and increase their activity. These molecules are often involved in the allosteric [defined as having to do with a protein with a structure that is altered reversibly by a small molecule so that its original function is modified] regulation of enzymes in the control of metabolism. Both enzyme inhibitors and enzyme activators are currently used by many pharmaceutical and biotechnology companies in research and development of new drug compounds.

Enzymes also can be used as pharmaceutical products. Enzymes as pharmaceuticals have two important features that distinguish them from all other types of pharmaceutical products. First, enzymes often bind and act on their targets with great affinity and specificity. Second, enzymes are catalytic and convert multiple target molecules to the desired products. These two features make are considered specialized enzymes that can accomplish therapeutic biochemistry in the body that small molecules cannot. These characteristics have resulted in the development of many enzyme drugs for a wide range of disorders, e.g. insulin and interferon.

We plan to deploy our enzyme technologies across diverse markets that represent commercial opportunities in helping us build visibility for
EnzymeBioSystems.   This includes building our reputation in the scientific
community through trade publications and protecting our intellectual property and technology through the patent process.

Management is evaluating an enzyme compound which it believes has a specific therapeutic value in fighting tumors. In an effort to evaluate this compound, management, on or about July 9, 2010 entered into an agreement with Northeastern Ohio Universities College of Medicine d/b/a Northeastern Ohio Universities Colleges of Medicine and Pharmacy in Rootstown, Ohio, to perform rat studies. The research will study a series of semisynthetic penicillins and cephalosporins containing structural fragments of the well-known antitumor antibiotic sarcomycin. Specifically, the two areas of this study will include: 1) an examination of the in vitro cytotoxicity of penicillin analogs against hepatocellular carcinoma cells; and 2) Investigate the dose-responsive antitumor actions of penicillin analogs against chemically-induced hepatic tumorigenesis in rats.

Management hopes this research with identify an enzyme compound developed by the Company that will lead to the filing of an Investigational New Drug Application ("IND") with the U. S. Food and Drug Administration. It is still too early to determine if this project has any potential value for the Company, and there are no assurances that the Company will ever obtain be able to obtain an IND for this compound.

We currently have only limited resources and capability to develop, manufacture, market, sell, or distribute specialty enzyme products on a commercial scale. We will determine which specialty enzyme products to pursue independently based on various criteria, including: investment required, estimated time to market, regulatory hurdles, infrastructure requirements, and industry-specific expertise necessary for successful commercialization. At any time, we may modify our strategy and pursue collaborations for the development and commercialization of some specialty enzyme products that we had intended to pursue independently. In order for us to commercialize more specialty enzyme products directly, we plan to establish or obtain through outsourcing arrangements additional capability to develop, manufacture, market, sell, and distribute such products.

Marketing Strategy
------------------

Through our future independent and collaborative research and development programs, we plan to develop commercial enzyme products across multiple markets. In addition, we plan to develop a pipeline of enzyme product candidates that we expect to launch independently and/or in collaboration with strategic partners. Once we develop our innovative enzyme products, we plan to send samples of these products to potential customers. This will give them an opportunity to evaluate our products as compared to the enzymes they are purchasing from our competition.

Competition
-----------

Our competitors have substantially greater financial, technical, and marketing resources than we do and may succeed in developing products that would render our products obsolete or noncompetitive. In addition, many of these competitors have significantly greater experience than we do in their respective fields. Our ability to compete successfully will depend on our ability to develop proprietary products that reach the market in a timely manner and are technologically superior to, and/or are less expensive than, other products on the market. Current competitors or other companies may develop technologies and products that are more effective than ours. Our technologies and products may be rendered obsolete or uneconomical by technological advances or entirely different approaches developed by one or more of our competitors. The existing approaches of our competitors or new approaches or technology developed by our competitors may be more effective than those developed by us.

Any enzyme products that we develop will compete in multiple, highly competitive markets. For example, Codexis, Maxygen, Inc., Evotec, and Xencor have alternative evolution technologies. Integrated Genomics Inc., Myriad Genetics, Inc., and ArQule, Inc. perform screening, sequencing, and/or bioinformatics services. Novozymes A/S, Verenium Corporation, Genencor International Inc. and MPBiomedicals are involved in development, overexpression, fermentation, and purification of enzymes. Many of these competitors have significantly greater financial and human resources than we do. We believe that the principal competitive factors in our market are access to genetic material, technological experience and expertise, and proprietary position.


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Our Growth Strategy
-------------------

Management is preparing a number of trade articles to publish in research and medical journals on the theoretical and practical applications of enzyme research. Management hopes these articles will give the Company some notoriety among enzyme researchers/users. The articles are being prepared for the direct purpose of selling our research applications to research facilities and end users. If enzyme researchers/users are intrigued by the applications discussed in the research articles, management believes these researches/users will become future customers and purchase specialty enzymes from EnzymeBioSystems. Also, management hopes to position the Company, whereby it receives royalties from the enzyme applications it develops and markets.

Patent, Trademark, License and Franchise Restrictions and Contractual Obligations and Concessions
---------------------------------------------------------------------

We do not have any trademarks, patents, or other intellectual property.

We plan to rely on trade secrets, technical know-how, and continuing invention to develop and maintain our competitive position. We will take security measures to protect our trade secrets, proprietary know-how and technologies, and confidential data and continue to explore further methods of protection. Our policy is to execute confidentiality agreements with our employees and consultants upon the commencement of an employment or consulting arrangement with us. These agreements generally require that all confidential information developed or made known to the individual by us during the course of the individual's relationship with us be kept confidential and not disclosed to third parties. These agreements also generally provide that inventions conceived by the individual in the course of rendering services to us shall be our exclusive property.

Research and Development Activities and Costs
---------------------------------------------

Research and development expenses related to our specialty enzyme business include costs related to ongoing bioprocess development and manufacturing process yield improvements. For the fiscal year ending June 30, 2010, the
Company spent $15,032 in product research and development.   The research
included the development of a specialty enzyme compound that management believes will have a therapeutic value. The compound in being tested in rats at Northeastern Ohio Universities College of Medicine. (See Exhibit 10.1)

Effect of Government Regulation on Business
-------------------------------------------

We are subject to various federal, state and local environmental laws and regulations, including those relating to the discharge of materials into the air, water and ground, the generation, storage, handling, use, transportation and disposal of hazardous materials, and the health and safety of our employees.

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Non-drug biologically derived products, such as the specialty enzymes we plan to produce are regulated in the United States based on their application, by either the United States Food and Drug Administration, ("FDA"), the Environmental Protection Agency, ("EPA") in the case of plants and animals, the United States Department of Agriculture ("USDA"). In addition to regulating drugs, the FDA also regulates food and food additives, feed and feed additives, and Generally Recognized As Safe substances used in the processing of food. The EPA regulates biologically derived chemicals not within the FDA's jurisdiction. Although the food and industrial regulatory process can vary significantly in time and expense from application to application, the timelines generally are shorter in duration than the drug regulatory process.

In the United States, transgenic agricultural products may be reviewed by the FDA, EPA, and USDA, depending on the plant and the trait engineered into it. The regulatory process for these agricultural products can take up to five years of field testing under USDA oversight, and up to another two years for applicable agencies to complete their reviews. At this time, we do not anticipate producing any enzymes that would require FDA approval. Our processes would include combining enzymes that have already been approved the FDA.

Even after investing significant time and expenditures, we may not obtain regulatory approval for our enzyme products that incorporate technologies that have not been approved for commercialization in the United States or elsewhere. For example, the EPA regulates biologically derived chemical substances not within the FDA's jurisdiction. An unfavorable EPA ruling could delay commercialization or require modification of the production process resulting in higher manufacturing costs, thereby making the product uneconomical. In addition, the USDA may prohibit genetically engineered plants from being grown and transported except under an exemption, or under controls so burdensome that commercialization becomes impracticable. Our future products may not be exempted by the USDA. In addition, new laws, new interpretations of existing laws, increased governmental enforcement of environmental laws, or other developments could require us to make additional significant expenditures.

We will be subject to various federal, state and local environmental laws and regulations, including those relating to the discharge of materials into the air, water and ground, the generation, storage, handling, use, transportation and disposal of hazardous materials, and health and safety issues.

Outside of the United States, scientifically-based standards, guidelines and recommendations pertinent to transgenic and other products intended for the international marketplace are being developed by, among others, the representatives of national governments within the jurisdiction of the standard-setting bodies, including Codex Alimentarius, the International Plant Protection Convention, and the Office des International Epizooties. The use of the existing standard-setting bodies to address concerns about products of biotechnology is intended to harmonize risk-assessment methodologies and evaluation of specific products or classes of products.

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In the future we may be subject to additional laws, regulations, policies, approvals and the like of federal, state, local, municipal, foreign and other bodies.

Compliance With Environmental Laws
----------------------------------

We seek to comply with all applicable statutory and administrative requirements concerning environmental quality. We have made, and will continue to make, expenditures for environmental compliance and protection. Expenditures for compliance with environmental laws have not had, and are not expected to have, a material effect on our capital expenditures, results of operation or competitive position.



Employees
---------

The Company currently has: two Officers, who are also Directors of the Company. These two individuals perform all of the job functions for the Company. Ashot Martirosyan, our President, devotes 40 hours per week of his time to our business, and Anushavan Yeranosyan, our Secretary/Treasurer, devotes approximately 20 hours per week of his time to our business. The Company has no intention at this time to add employees until it can become a profitable entity. The Company from time to time may retain independent consultants in connection with its operations.

  (i) The Company's performance is dependent on the performance of its officers. In particular, the Company's success depends on their ability to develop a business strategy which will be successful for the Company.

 (ii) The Company does not carry key person life insurance on any of its personnel. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the business, results of operations and financial condition of the Company. The Company's future success also depends on its ability to retain and attract highly qualified technical and managerial personnel.

(iii) There can be no assurance that the Company will be able to retain its key managerial and technical personnel or that it will be able to attract and retain additional highly qualified technical and managerial personnel in the future. The inability to attract and retain the technical and managerial personnel necessary to support the growth of the Company's business, due to, among other things, a large increase in the wages demanded by such personnel, could have a material adverse effect upon the Company's business, results of operations and financial condition.


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Item 1A. Risk Factors.


                      Risk Factors Relating to Our Company
                      ------------------------------------


RISK FACTORS RELATING TO OUR FINANCIAL CONDITION
------------------------------------------------

1. WE HAVE A LIMITED HISTORICAL FINANCIAL INFORMATION UPON WHICH YOU MAY EVALUATE OUR PERFORMANCE.

   We have a limited history and we are subject to all risks inherent in a developing business enterprise. Our likelihood of success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with manufacturing specialty enzymes and the competitive and regulatory environment in which we operate. You should consider, among other factors, our prospects for success in light of the risks and uncertainties encountered by companies that, like us, are in their early stages of research. We may not successfully address these risks and uncertainties or successfully implement our operating and acquisition strategies. If we fail to do so, it could materially harm our business to the point of having to cease operations and could impair the value of our common stock to the point investors may lose their entire investment. Even if we accomplish these objectives, we may not generate positive cash flows or profits we anticipate in the future.


2. AS WE HAVE NEVER MINIMAL REVENUES SINCE OUR INCEPTION, THERE IS NO ASSURANCE THAT WE WILL BE ABLE TO CONTINUE AS A GOING CONCERN.

   Our financial statements included with this Form 8-K for the year ended June 30, 2009 and the interim period through September 30, 2010, have been prepared assuming that we will continue as a going concern. Our auditors have made reference to the substantial doubt as to our ability to continue as a going concern in their audit report on our audited financial statements for the year ended June 30, 2009. Because the Company has been issued an opinion by its auditors that substantial doubt exists as to whether the company can continue as a going concern, it may be more difficult for the company to attract investors. Since our auditor's have raised a substantial doubt about our ability to continue as a going concern, this typically results greater difficulty to obtain loans than businesses that do not have a qualified auditors opinion. Additionally, any loans we might obtain may be on less advantageous terms. Our future is dependent upon our ability to obtain financing and upon future profitable operations from the sale of our future enzyme products. We plan to seek additional funds through private placements of our common stock. You may be investing in a company that will not have the funds necessary to continue to deploy its business strategies. If we are not able to achieve revenues or find financing, then we likely will be forced to cease operations and investors will likely lose their entire investment, investors may lose their entire investment.

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


3. WE MAY NOT BE ABLE TO ATTAIN PROFITABILITY WITHOUT ADDITIONAL FUNDING, WHICH MAY BE UNAVAILABLE.

   We have prepared audited financial statements for the year end for June 30, 2009, which show we have cash and cash equivalents of $5,913. Our unaudited financials as of September 30, 2010 show we have cash and cash equivalents of $32,124. Our ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to our ability to generate revenues or raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that we will ever be able to operate profitably or derive any significant revenues from its operation. Management believes, for the next twelve months, it has sufficient funds available to implement its business, on a limited basis.


4. IF WE ARE NOT ABLE TO COMPETE EFFECTIVELY AGAINST LARGER BIOMEDICAL MANUFACTURERS WITH GREATER RESOURCES, OUR PROSPECTS FOR FUTURE SUCCESS WILL BE JEOPARDIZED.

   We will face intense competition from larger and better-established biomedical manufacturers that may prevent us from ever becoming a significant company. Management expects the competition to intensify in the future. Pressures created by our future competitors could negatively impact our business, results of operations and financial condition.

   Many of our potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, our competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors. Therefore, some of our competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to product development. There can be no assurance that we will be able to compete successfully against current and future competitors.

COMPANY RISK FACTORS
--------------------

5. IF WE ARE UNABLE TO RESPOND EFFECTIVELY AS TECHNOLOGIES AND MARKET TRENDS EMERGE, OUR COMPETITIVE POSITION AND OUR ABILITY TO GENERATE REVENUES AND PROFITS MAY BE HARMED.

To be successful, we must keep pace with rapid changes in enzyme research and technology, changing customer requirements, new innovations by competitors and evolving industry standards, any of which could render our existing products obsolete if we fail to respond in a timely manner. For example, if new enzyme applications are introduced by our competitors not part by our technology, or if effective new sources of enzymes are discovered, our future products and technology could become less competitive or obsolete. If competitors develop innovative applications and technology that is superior to ours or if we fail to accurately anticipate market trends and respond on a timely basis with our own innovations, our potential competitive position may be harmed and we may not achieve sufficient growth in our revenues to attain, or sustain, profitability.


6.  THERE MAY BE A POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

   In order to implement our business plan, management recognizes that additional staff will be required. No assurances can be given that we will be able to find suitable employees that can support our needs or that these employees can be hired on favorable terms. We do not plan to hire any additional employees until our cash flows can justify the expense. When we are ready to hire new employees, we will most likely look for people who have some type of chemistry experience or a working knowledge of chemical engineering, which may be difficult to find.


7.  WE MAY BE LIABLE FOR THE PRODUCTS WE PLAN TO PRODUCE.

   There is no guarantee that the level of insurance coverage we secure will be adequate to protect us from risks associated with claims that exceed the level of coverage maintained. As a result of our limited operations to date, no threatened or actual claims have been made upon us for product liability.


8. THE ENZYME COMPOUND INDUSTRY IS SUBJECT TO PRICING PRESSURES THAT MAY CAUSE US TO REDUCE THE FUTURE GROSS MARGINS FOR OUR PRODUCTS.

Management believes to be competitive, we might be required to adjust our prices in response to industry-wide pricing pressures. Our competitors may possibly source from regions with lower costs than those of our sourcing partners and those competitors may apply such additional cost savings to further reduce prices.

Management believes increased customer demands for markdown allowances, incentives and other forms of economic support might reduce our gross margins and affect our profitability. Our financial performance may be negatively affected by these pricing pressures if we are forced to reduce our prices without being able to correspondingly reduce our costs for finished goods or if our costs for finished goods increase and we cannot increase our prices. Management wants investors to know that there are no assurances that we may ever achieve acceptable operating margins, we may never obtain any share of the market, or be able to establish any value for our enzyme products.


9. THE LOSS OF ONE OR MORE OF OUR FUTURE SUPPLIERS OF RAW MATERIALS MAY INTERRUPT OUR SUPPLIES.

   We plan to purchase our raw materials from a limited number of third-party suppliers. We do not have any material or long-term contracts in place with any suppliers at this time. Furthermore, our future suppliers also purchase the components of our products from a limited number of suppliers. The loss of one or more of these vendors could interrupt our supply chain and impact our ability to deliver products to our customers, which would have a material adverse effect on our future net sales and profitability.


10. INCREASES IN THE PRICE OF RAW MATERIALS USED TO MANUFACTURE OUR ENZYME PRODUCTS COULD MATERIALLY INCREASE OUR COSTS AND DECREASE OUR PROFITABILITY.

   The prices for enzyme components are dependent on the market price for the raw materials used to produce them. There can be no assurance that prices for these and other raw materials will not increase in the near future.

   These raw materials are subject to price volatility caused by supply conditions, power outages, government regulations, economic climate and other unpredictable factors. Any raw material price increase would increase our cost of sales and decrease our future profitability unless we are able to pass higher prices on to our customers. In addition, if one or more of our competitors is able to reduce its production costs by taking advantage of any reductions in raw material prices or favorable sourcing agreements, we may face pricing pressures from those competitors and may be forced to reduce our prices or face a decline in net sales, either of which could have a material and adverse effect on our business, results of operations and financial condition.

11. WE DO NOT OWN EQUIPMENT WITH THE CAPACITY TO MANUFACTURE PRODUCTS ON A COMMERCIAL SCALE. IF WE ARE UNABLE TO ACCESS THE CAPACITY TO MANUFACTURE PRODUCTS IN SUFFICIENT QUANTITY, WE MAY NOT BE ABLE TO COMMERCIALIZE OUR PRODUCTS OR GENERATE SIGNIFICANT SALES.

   We have only limited experience in enzyme manufacturing, and we do not have our own internal capacity to manufacture specialty enzyme products on a commercial scale. We expect to be dependent to a significant extent on third parties for commercial scale manufacturing of our specialty enzyme products. We do not have any arrangements with third parties that have the required manufacturing equipment and available capacity to manufacture our commercial enzymes. While we plan to build our own pilot development facility, we will continue to depend on third parties for large-scale commercial manufacturing. Any difficulties or interruptions of service with our third party manufacturers or our own pilot manufacturing facility could disrupt our research and development efforts, delay our commercialization of specialty enzyme products, and harm our relationships with our specialty enzyme strategic partners, collaborators, or customers.


12. WE MAY PURSUE SPECIALTY ENZYME PRODUCTS THAT ULTIMATELY REQUIRE MORE RESOURCES THAN WE ANTICIPATE OR WHICH MAY BE TECHNICALLY UNSUCCESSFUL.

   We currently have only limited resources and capability to develop, manufacture, market, sell, or distribute specialty enzyme products on a commercial scale. We will determine which specialty enzyme products to pursue independently based on various criteria, including: investment required, estimated time to market, regulatory hurdles, infrastructure requirements, and industry-specific expertise necessary for successful commercialization. At any time, we may modify our strategy and pursue collaborations for the development and commercialization of some specialty enzyme products that we had intended to pursue independently. We may pursue specialty enzyme products that ultimately require more resources than we anticipate or which may be technically unsuccessful. In order for us to commercialize more specialty enzyme products directly, we would need to establish or obtain through outsourcing arrangements additional capability to develop, manufacture, market, sell, and distribute such products. If we are unable to successfully commercialize specialty enzyme products resulting from our internal product development efforts, we will continue to incur losses in our specialty enzymes business, as well as in our business as a whole. Even if we successfully develop a commercial specialty enzyme product, we may not generate significant sales and achieve profitability in our specialty enzymes business, or in our business as a whole.

13. WE MAY NOT BE ABLE TO DEVELOP MANUFACTURING CAPACITY SUFFICIENT TO MEET DEMAND IN AN ECONOMICAL MANNER OR AT ALL.

   If demand for enzyme products increases beyond the scope of our future production facilities, we may incur significant expenses in the expansion and/or construction of production facilities and increases in personnel in order to increase production capacity. Any unanticipated expansion requirements may cause complications for delays in production, which could result in a loss of business and customers. To finance the expansion of a commercial-scale production facility is complex and expensive. We cannot assure you that we will have the necessary funds to finance the development of production facilities, or that we will be able to develop this infrastructure in a timely or economical manner, or at all.


14. OUR OFFICERS HAVE NO EXPERIENCE IN OPERATING AN OPERATIONAL SPECIALTY ENZYME COMPANY, AND HAVE NO EXPERIENCE IN EVALUATING THE SUCCESS OF FUTURE PRODUCTS.

   Our executive officers, who have chemical engineering education, have no experience in operating a specialty enzyme Company. Their work history includes working for an antibiotic laboratory, managing a medical supply company and working as a production engineer. They have no experience in independently developing, manufacturing, marketing, selling, and distributing commercial specialty enzyme products. Due to their lack of experience, our executive officers may make wrong decisions and choices regarding selection of products to pursue on behalf of the Company. Consequently, our Company may suffer irreparable harm due to management's lack of experience in this industry. As a result we may have to suspend or cease operations, which will result in the loss of your investment.


15. WE EXPECT THAT CERTAIN ENZYME DEVELOPMENT WILL REQUIRE US TO USE HAZARDOUS MATERIALS IN OUR BUSINESS. ANY CLAIMS RELATING TO IMPROPER HANDLING, STORAGE, OR DISPOSAL OF THESE MATERIALS COULD BE TIME CONSUMING AND COSTLY AND COULD ADVERSELY AFFECT OUR BUSINESS AND RESULTS OF OPERATIONS.

   Our research and development processes may involve the controlled use of hazardous materials, including chemical, and biological materials. We cannot eliminate entirely the risk of accidental contamination or discharge and any resultant injury from these materials. Federal, state, and local laws and regulations govern the use, manufacture, storage, handling, and disposal of these materials. We may be sued for any injury or contamination that results from our use or the use by third parties of these materials, and our liability may exceed our total assets. In addition, compliance with applicable environmental laws and regulations may be expensive, and current or future environmental regulations may impair our research, development, or production efforts. We plan to purchase insurance to protect us from potential losses; however, at this time, we do not have any insurance coverage for accidental contamination, discharge or any resultant injury from these hazardous materials.

16. WE ARE SUBJECT TO ALL GOVERNMENTAL RULES, LAWS AND REGULATIONS RELATING TO THE BIOMEDICALS INDUSTRY IN THE U.S.

   We are subject to all governmental rules, laws and regulations relating to the biomedical industry in the U.S., and we fully intend to comply therewith.

   Biologically derived enzyme products are regulated in the United States based on their application, by either the United States Food and Drug Administration ("FDA"), or the Environmental Protection Agency ("EPA"), or, in the case of plants and animals, the United States Department of Agriculture ("USDA"). In addition to regulating drugs, the FDA also regulates food and food additives, feed and feed additives, and GRAS (Generally Recognized As Safe) substances used in the processing of food. The EPA regulates biologically derived chemicals not within the FDA's jurisdiction.

   Under current FDA policy, our future products will most likely come within the FDA's jurisdiction, may be subject to lengthy FDA reviews and unfavorable FDA determinations if they raise safety questions which cannot be satisfactorily answered, if results do not meet regulatory requirements or if they are deemed to be food additives whose safety cannot be demonstrated. An unfavorable FDA ruling could be difficult to resolve and could prevent a product from being commercialized. Even after investing significant time and expenditures, we may not obtain regulatory approval for any drug products that incorporate our technologies or inventions.

   The EPA regulates biologically derived chemical substances not within the FDA's jurisdiction. An unfavorable EPA ruling could delay commercialization or require modification of the production process resulting in higher manufacturing costs, thereby making the product uneconomical. In addition, the USDA may prohibit genetically engineered plants from being grown and transported except under an exemption, or under controls so burdensome that commercialization becomes impracticable. Our future products may not be exempted by the USDA.

   Further, there is no assurance the governmental agencies having jurisdiction over us, our operations and properties, will not enact laws, rules and/or regulations in the future which may have an adverse impact on us and our operations.


17. OUR RESULTS OF OPERATIONS MAY BE ADVERSELY AFFECTED BY ENVIRONMENTAL, HEALTH AND SAFETY LAWS, REGULATIONS AND LIABILITIES.

   We are subject to various federal, state and local environmental laws and regulations, including those relating to the discharge of materials into the air, water and ground, the generation, storage, handling, use, transportation and disposal of hazardous materials, and the health and safety of our employees. We will need to meet a significant number of environmental and other regulations and standards established by various federal, state and local regulatory agencies.

   In addition, some of these laws and regulations require our contemplated facilities to operate under permits that are subject to renewal or modification. These laws, regulations and permits can often require expensive pollution control equipment or operational changes to limit actual or potential impacts to the environment. As these regulations and standards evolve, and if new regulations or standards are implemented, we may be required to modify our proposed facilities and processes or develop and support new facilities or processes and this will increase our costs. Any failure to comply, or delays in compliance, with the various existing and evolving industry regulations and standards could prevent or delay our production of specialty enzyme products. Any inability to address these requirements and any regulatory changes could have a material adverse effect on our specialty enzyme business, financial condition and operating results.

   A violation of these laws and regulations or permit conditions can result in substantial fines, natural resource damages, criminal sanctions, permit revocations and/or facility shutdowns.


18. OUR MANAGEMENT CONTROLS A LARGE BLOCK OF OUR COMMON STOCK THAT WILL ALLOW THEM TO CONTROL THE COMPANY.

   As of December 31, 2010, our officers and directors owned approximately
63% of our outstanding common stock. As a result, our two officers will have the ability to control substantially all matters submitted to our stockholders for approval including:

   a) election of our board of directors;

   b) removal of any of our directors;

   c) amendment of our Articles of Incorporation or bylaws; and

   d) adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving us.

   As a result of their ownership and positions, these two individuals have the ability to influence all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. In addition, the future prospect of sales of significant amounts of shares held by our director and executive officer could affect the market price of our common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of your investment in the company may decrease. Management's stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

   Investors will own a minority percentage of the Company's common stock and will have minority voting rights. Investors will not have the ability to control either a vote of the Company's Shareholders or Board of Directors.


19.  SOME OF OUR OFFICERS AND DIRECTORS HAVE OTHER BUSINESS VENTURES.

   As disclosed in their biographies contained herein, some of our officers and directors work with other companies in addition to their work for us. Anushavan Yeranosyan is a part-time financial advisor of A & A Medical Supply, LLC. A & A Medical Supply distributes medical supplies to the health care industry. Although none of our officers and directors are currently working for any other companies in the biomedical industry, they are not prohibited from doing so.

   Ashot Martirosyan, our President, plans to devote 40 hours per week of his time to our business, and Anushavan Yeranosyan, our Secretary/Treasurer plans to devote 20 hours per week of his time to our business. Anushavan Yeranosyan's other activities may prevent him from devoting full-time to our operations which could slow our operations and may reduce our financial results because of the slow down in operations. Therefore, it is possible that a conflict of interest with regard to his time may arise based on his involvement in other activities.

   If one or more of our officers or directors began working for another biomedical company it could take away from the time they currently spend working on our business affairs and could create a potential conflict of interest. We do not have any employment agreements with any of your officers, which means they are not obligated to continue to work for the Company and can resign their positions whenever they are inclined to do so.

RISK FACTORS RELATING TO OUR COMMON STOCK
-----------------------------------------

20. ALTHOUGH OUR STOCK IS QUOTED ON THE OTC-BULLETIN BOARD NO TRADING MARKET HAS DEVELOPED FOR OUR STOCK AND PURCHASERS OF OUR SECURITIES MAY HAVE DIFFICULTY SELLING THEIR SHARES.

Although our stock is quoted on the OTC-Bulletin Board, no trades in our stock have taken place, to-date, and an active trading market in our securities may not develop, or if developed, may not be sustained. If no active market is ever developed for our common stock, it will be difficult for you to sell any shares you purchase in our Company. In such a case, you may find that you are unable to achieve any benefit from your investment or liquidate your shares without considerable delay, if at all. In addition, if no trading develops, your common stock will not have a quantifiable value and it may be difficult, if not impossible, to ever resell your shares, resulting in an inability to realize any value from your investment.


21. FUTURE SALES OF SHARES BY EXISTING CONTROLLING STOCKHOLDERS COULD CAUSE OUR STOCK PRICE TO DECLINE, FURTHER, CERTAIN SHARES OF OUR COMMON STOCK ARE RESTRICTED FROM IMMEDIATE RESALE.

   If our existing controlling stockholders sell, or indicate an intention to sell, substantial amounts of our common stock in the public market, the trading price of our common stock could decline. As of January 28, 2011, we have 31,500,000 common shares issued and outstanding. There are 10,500,000 registered shares freely tradable, without restriction. Our officers own 20,000,000 common shares. If in the future, if they decide to sell their shares or if it is perceived that they will be sold, to the extent permitted by the Rules 144 and 701 under the Securities Act, the trading price of our common stock could decline.

   The 20,000,000 shares of common stock, owned by our two officers are restricted from immediate resale in the public market. The restricted shares are restricted in accordance with Rule 144, which states that if unregistered, restricted securities are to be sold, a minimum of one year must elapse between the later of the date of acquisition of the securities from the issuer or from an affiliate of the issuer, and any resale of those securities in reliance on Rule 144. The Rule 144 restrictive legend remains on the stock until the holder of the stock holds the stock for longer than six months (unless an affiliate) and meets the other requirements of Rule 144 to have the restriction removed. The sale or resale of those shares in the public market, or the market's expectation of such sales, may result in an immediate and substantial decline in the market price of our shares. Such a decline will adversely affect our investors, and make it more difficult for us to raise additional funds through equity offerings in the future.

22. WE HAVE NEVER DECLARED DIVIDENDS ON OUR COMMON STOCK AND DO NOT PLAN TO DO SO IN THE FORESEEABLE FUTURE.

   We intend to retain any future earnings to finance the operation and expansion of its business and do not anticipate paying any cash dividends in the foreseeable future. As a result, stockholders will need to sell shares of common stock in order to realize a return on their investment, if any.
You should not rely on an investment in our company if you require dividend income. The only possibility of any income to investors would come from any rise in the market price of your stock, which is uncertain and unpredictable.

   A holder of common stock will be entitled to receive dividends only when, as, and if declared by the Board of Directors out of funds legally available therefore. We have never issued dividends on our common stock. Our Board of Directors will determine future dividend policy based upon our results of operations, financial condition, capital requirements, and other circumstances.


23. HOLDERS OF OUR COMMON STOCK HAVE A RISK OF POTENTIAL DILUTION IF WE ISSUE ADDITIONAL SHARES OF COMMON STOCK IN THE FUTURE.

   Although our Board of Directors intends to utilize its reasonable business judgment to fulfill its fiduciary obligations to our then existing stockholders in connection with any future issuance of our common stock, the future issuance of additional shares of our common stock would cause immediate, and potentially substantial, dilution to the net tangible book value of those shares of common stock that are issued and outstanding immediately prior to such transaction. Any future decrease in the net tangible book value of our issued and outstanding shares could have a material effect on the market value of the shares.



24. WE DO NOT HAVE INSURANCE AND, THEREFORE, LIABILITY WE INCUR COULD HAVE SUBSTANTIAL IMPACT ON OUR ABILITY TO CONTINUE AS A GOING CONCERN.

   We have limited capital and, therefore, we do not currently have a policy of insurance against liabilities arising out of the negligence of our officers and directors and/or arising from deficiencies in any of our business operations. Even assuming we obtained insurance, there is no assurance that such insurance coverage would be adequate to satisfy any potential claims made against us, our officers and directors, or our business operations or assets. Any such liability which might arise could be substantial and would likely exceed our total assets. However, our Articles of Incorporation and Bylaws provide for indemnification of officers and directors to the fullest extent permitted under Nevada law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officer and controlling persons, it is the opinion of the U. S. Securities and Exchange Commission that such indemnification is against public policy, as expressed in the Act, and is therefore, unenforceable.

25. IF WE FAIL TO MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROLS, WE MAY NOT BE ABLE TO ACCURATELY REPORT OUR FINANCIAL RESULTS OR PREVENT FRAUD AND AS A RESULT, INVESTORS MAY BE MISLED AND LOSE CONFIDENCE IN OUR FINANCIAL REPORTING AND DISCLOSURES, AND THE PRICE OF OUR COMMON STOCK MAY BE NEGATIVELY AFFECTED.

   The Sarbanes-Oxley Act of 2002 requires that we report annually on the effectiveness of our internal control over financial reporting. A "significant deficiency" means a deficiency or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness yet important enough to merit attention by those responsible for oversight of the Company's financial reporting. A "material weakness" is a deficiency or a combination of deficiencies in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis.

   As of June 30, 2009 management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting. The matters involving internal controls and procedures that our management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were: (1) lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; and (2) inadequate segregation of duties consistent with control objectives.

   In addition, in connection with our on-going assessment of the effectiveness of our internal control over financial reporting, we may discover "material weaknesses" in our internal controls as defined in standards established by the Public Company Accounting Oversight Board, or the PCAOB. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

   Failure to provide effective internal controls may cause investors to lose confidence in our financial reporting and may negatively affect the price of our common stock. Moreover, effective internal controls are necessary to produce accurate, reliable financial reports and to prevent fraud. If we have deficiencies in our internal controls over financial reporting, these deficiencies may negatively impact our business and operations.

26.  LOW-PRICED STOCKS MAY AFFECT THE RESELL OF OUR SHARES.

   Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock; the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. The Company's stock is currently quoted on the OTC-Bulletin Board with no trading activity to date; therefore, the stock will has a trading price of less than $5.00 per share and is subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.



Properties.

Our offices are currently located at 16773 W. Park Drive, Chagrin Falls, Ohio 44023. The Company has constructed a laboratory and administrative offices at this address. Management believes that its current facilities are adequate for its needs through the next twelve months, and that, should it be needed, suitable additional space will be available to accommodate expansion of the Company's operations on commercially reasonable terms, although there can be no assurance in this regard.

Legal Proceedings.

From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us, which may materially affect us.


Submission of Matters to a Vote of Security Holders.

We did not submit any matters to a vote of our security holders during the past fiscal year.

Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

(a) Market Information

EnzymeBioSystems Common Stock, $0.001 par value, is quoted on the OTC-Bulletin Board under the stock symbol: ENZB. Since the Company's listing no trades have taken place in the stock.

(b) Holders of Common Stock

As of January 28, 2011, there were approximately thirty-seven (37) holders of record of our Common Stock and 31,500,000 shares issued and outstanding.

(c) Dividends

In the future we intend to follow a policy of retaining earnings, if any, to finance the growth of the business and do not anticipate paying any cash dividends in the foreseeable future. The declaration and payment of future dividends on the Common Stock will be the sole discretion of board of directors and will depend on our profitability and financial condition, capital requirements, statutory and contractual restrictions, future prospects and other factors deemed relevant.


(d) Securities Authorized for Issuance under Equity Compensation Plans

There are no outstanding grants or rights or any equity compensation plan in place.

(e) Recent Sales of Unregistered Securities

On June 26, 2009 (inception), the Company issued 20,000,000, par value $0.001 common shares of stock for cash to its two directors, and 10,500,000 common shares for cash to seven (7) founding shareholders. Of the original 30,500,000 common shares sold, a total of 10,500,000 common shares owned by the seven founders, who are not directors, were subsequently registered with the U.S. Securities and Exchange Commission on Form S-1 originally filed on September 28, 2009.

On March 26, 2010, the Company sold 1,000,000 common shares at par value of $0.001 per share for $10,000 cash, pursuant its Prospectus (424B3) statement filed with the SEC on December 21, 2009.

On January 28, 2011, the Company sold 1,000,000 of its Series A Preferred Shares for $150,000 cash, pursuant to an Exclusive Technology License and Patents Agreement. See Exhibit 10.2.

As of January 28, 2011, the Company has a total 31,500,000 common shares issued and outstanding to approximately thirty-seven (37) shareholders.

(f) Issuer Purchases of Equity Securities

We did not repurchase any of our equity securities during the years ended June 30, 2010.

                            Financial Information

Management's Discussion and Analysis of Financial Condition and Results of Operations

Results of Operations for the quarter ended September 30, 2010
--------------------------------------------------------------

During the three month period ended September 30, 2010, the Company did not generate any revenues. In addition, the Company does not expect to generate any profit for the next twelve months.

In its most recent three month operating period ended September 30, 2010, the Company generated no revenues. During the three months ended September 30, 2010, the Company had auditing fee expenses of $1,770, general and administrative expenses of $5,558. For the three months ending September 30, 2010, the Company's research and development expenses were $10,690 as compared to $4,541 for the same period last year. Research and development expenses increased based on preparing additional enzymes for IND research development. During the three months ended September 30, 2010, the Company experienced total operating expenses of $24,018 as compared to $6,294 for the same period last year. The increase in expenses in due to the increased activities of the Company as compared to last year, when the Company was just beginning its operations. Since the Company's inception, on June 26, 2009 through September 30, 2010, the Company experienced a net loss of $(79,811).

Revenues
--------

The Company has generated no revenues since its inception. As of September 30, 2010, the Company had an accumulated deficit of $(79,811) dollars. There can be no assurances that the Company can achieve or sustain profitability or that the Company's operating losses will not increase in the future.

Plan of Operation
-----------------

Management does not believe that the Company will be able to generate any significant profit during the coming year. Management believes developmental and marketing costs will most likely exceed any anticipated revenues for the coming year. Management is evaluating an enzyme compound which it believes has a specific therapeutic value in fighting tumors. On or about July 9, 2010 management entered into agreement an with Northeastern Ohio Universities College of Medicine d/b/a Northeastern Ohio Universities Colleges of Medicine and Pharmacy in Rootstown, Ohio, to perform rat studies. The research will study a series of semisynthetic penicillins and cephalosporins containing structural fragments of the well-known antitumor antibiotic sarcomycin. Specifically, the two areas of this study will include: 1) an examination of the in vitro cytotoxicity of penicillin analogs against hepatocellular carcinoma cells; and 2) Investigate the dose-responsive antitumor actions of penicillin analogs against chemically-induced hepatic tumorigenesis in rats.

Management hopes this research with identify an enzyme compound developed by the Company that will lead to the filing of an Investigational New Drug Application ("IND") with the U. S. Food and Drug Administration. It is still too early to determine if this project has any potential value for the Company, and there are no assurances that the Company will ever obtain be able to obtain an IND for this compound.

Management intends to personally finance EnzymeBioSystems, without seeking reimbursement, to ensure that the Company has enough funds to operate for the next twelve (12) months without the need to raise additional capital to meet its fully reporting obligations in its normal course of business.

Future funding could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

Going Concern
-------------

Our independent auditors included an explanatory paragraph in their report on the accompanying financial statements regarding concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

Liquidity and Capital Resources
-------------------------------

The Company is authorized to issue 195,000,000 shares of its $0.001 par value common stock and 5,000,000 shares of its $0.001 par value preferred stock.
As of January 28, 2011, the Company has 31,500,000 shares of common stock issued and outstanding. As of September 30, 2010, the Company had current assets of $32,124 and current liabilities of $54,435.

The Company has limited financial resources available, which has had an adverse impact on the Company's liquidity, activities and operations.
In order for the Company to remain a Going Concern it will need to find additional capital or generate revenues. Additional working capital may be sought through additional debt or equity private placements, additional notes payable to banks or related parties (officers, directors or stockholders), or from other available funding sources at market rates of interest, or a combination of these. The ability to raise necessary financing will depend on many factors, including the nature and prospects of any business to be acquired and the economic and market conditions prevailing at the time financing is sought. No assurances can be given that any necessary financing can be obtained on terms favorable to the Company, or at all.

Our officers have agreed to donate funds to the operations of the Company, in order to keep it fully reporting for the next twelve (12) months, without seeking reimbursement for funds donated.


Director, Executive Officer and Corporate Governance.

The following table sets forth certain information regarding our current director and executive officer. Our executive officers serve one-year terms. Set forth below are the names, ages and present principal occupations or employment, and material occupations, positions, offices or employments for the past five years of our current director and executive officer.


Name                         Age   Positions and Offices Held
---------------              ---   --------------------------
Ashot Martirosyan            58    President and Director
Anushavan Yeranosyan         47    Secretary, Treasurer and Director
---------------------------------------------------------------------


Set forth below is a brief description of the background and business experience of our sole officer and director.

Ashot Martirosyan, President and Director
-----------------------------------------

Mr. Martirosyan was the head of the "Anti-Biotics and Enzyme Inhibitors Laboratory" of "Institute of Organic Chemistry" in Yerevan, Armenia until November 2008. He moved to USA November 2008 and started preparing his research results and scientific materials for publications.


Mar. 2009 -
Present Developing business plan, to incorporate and begin operations Of EnzymeBioSystems.

1992 - 2008     Institute of Fine Organic Chemistry,
                National Academy of Sciences, Republic of Armenia
                Head of Antibiotics Laboratory

1984 - 1992     Institute of Fine Organic Chemistry,
                National Academy of Sciences, Republic of Armenia
                Senior Researcher

1976 - 1984     Institute of Fine Organic Chemistry,
                National Academy of Sciences, Republic of Armenia
                Antibiotics Laboratory Researcher

1974 - 1976     Optical-Mechanical Corporation - "Astro"
                Head of Chemical Laboratory
                Republic of Armenia

Education:

1980 - 1984     Yerevan State University
                Ph.D. degree, Candidate of Chemical Sciences: Organic
                Chemistry


1969 - 1974     Moscow Chemical and Technological Institute of D.I. Mendeleev
                Department of Organic Chemistry
                Chemical Technology

Anushavan Yeranosyan, Secretary, Treasurer and Director
-------------------------------------------------------

2002 - 2009     Cutting Systems, Inc.
                Cleveland, Ohio
                United States
                Director of Engineering

2005 - 2009     A & A Medical Supply
                A distributor of health care supplies
                Euclid, Ohio
                Financial advisor

1998 - 2002     Cutting Systems, Inc.
                Cleveland, Ohio
                United States
                Production Manager

1996 - 1998     Cutting Systems, Inc.
                Cleveland, Ohio
                United States
                Engineer

1992 - 1996     Armenian Services LLC
                Yerevan, Armenia
                Founder/Owner

1990 - 1992     Laser Institute
                Yerevan, Armenia
                Project Manager

1988 - 1990     Laser Institute
                Yerevan, Armenia
                Engineer

1984 - 1988     Aviocomplex
                Yerevan, Armenia
                Engineer

Education:

1987 - 1988     Moscow
                Moscow Humanitarian University
                Master's Degree - International Relations


1979 - 1984     State Engineering University of Armenia (Polytechnic)
                Master's Degree
                Electronics

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officer and director, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officer and director, we believe that as of the date of this report they were not current in his 16(a) reports.

Board of Directors
------------------

Our board of directors currently consists of two members, Ashot Martirosyan and Anushavan Yeranosyan. Our directors serve one-year terms.


Audit Committee
---------------

The company does not presently have an Audit Committee. The sole member of the Board sits as the Audit Committee. No qualified financial expert has been hired because the company is too small to afford such expense.

Committees and Procedures
-------------------------

     (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

     (2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because its directors participate in the consideration of director nominees and the board and the company are so small.

     (3) The members of the Board who act as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

     (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

     (5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

     (6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations.

     (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with a clean background.

     (8) The nominating committee's process for identifying and evaluation of nominees for director, including nominees recommended by security holders, is to find qualified persons willing to serve with a clean backgrounds. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

Code of Ethics
--------------

We have not adopted a Code of Ethics for the Board and any salaried employees.

Limitation of Liability of Directors
------------------------------------

Pursuant to the Nevada General Corporation Law, our Articles of Incorporation exclude personal liability for our Directors for monetary damages based upon any violation of their fiduciary duties as Directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a Director receives an improper personal benefit. This exclusion of liability does not limit any right which a Director may have to be indemnified and does not affect any Director's liability under federal or applicable state securities laws. We have agreed to indemnify our directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a Director if he acted in good faith and in a manner he believed to be in our best interests.

Executive Compensation

The following table sets forth summary compensation information for the fiscal year ended June 30, 2010 for our two officers.



Summary Compensation Table
--------------------------

                                                             All
                             Fiscal                         Other
                              Year                          Compen-
                             ending  Salary Bonus  Awards   sation    Total
Name and Principal Position  Jun. 30   ($)    ($)    ($)      ($)      ($)
-----------------------------------------------------------------------------
Ashot Martirosyan    President 2010    9,000  -0-      -0-     -0-     9,000

Anushavan Yeranosyan Sec/Tres  2010    -0-    -0-      -0-     -0-     -0-
-----------------------------------------------------------------------------

We do not maintain key-man life insurance for our executive officer/ director. We do not have any long-term compensation plans or stock option plans.

Stock Option Grants
-------------------

We did not grant any stock options to the executive officer or director from inception through fiscal year end June 30, 2010.


Outstanding Equity Awards at 2010 Fiscal Year-End
-------------------------------------------------

We did not have any outstanding equity awards as of June 30, 2010.

Option Exercises for Fiscal 2010
--------------------------------

There were no options exercised by our named executive officer in fiscal
2009.

Potential Payments Upon Termination or Change in Control
--------------------------------------------------------

We have not entered into any compensatory plans or arrangements with respect to our named executive officer, which would in any way result in payments to such officer because of her resignation, retirement, or other termination of employment with us or our subsidiaries, or any change in control of, or a change in his responsibilities following a change in control.

Director Compensation
---------------------

The following table sets forth summary compensation information for the fiscal year ended June 30, 2010 for our two directors.


Summary Compensation Table
--------------------------

                                                             All
                             Fiscal                         Other
                              Year                          Compen-
                             ending  Salary Bonus  Awards   sation    Total
Name and Principal Position  Jun. 30   ($)    ($)    ($)      ($)      ($)
-----------------------------------------------------------------------------
Ashot Martirosyan    President 2010    9,000  -0-      -0-     -0-     9,000

Anushavan Yeranosyan Sec/Tres  2010    -0-    -0-      -0-     -0-     -0-
-----------------------------------------------------------------------------

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table presents information, to the best of our knowledge, about the ownership of our common stock on January 28, 2011 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after January 28, 2011 pursuant to options, warrants, conversion privileges or other right.

The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of EnzymeBioSystems's common stock.

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

                                             AMOUNT AND
                                             NATURE OF
TITLE OF    NAME OF BENEFICIAL               BENEFICIAL      PERCENT OF
CLASS       OWNER AND POSITION               OWNERSHIP       CLASS(1)
-----------------------------------------------------------------------
Common      Ashot Martirosyan(2)           10,000,000           31.7%
            President/Director

Common      Anushavan Yeranosyan(3)        10,000,000           31.7%
            Secretary/Treasurer
                                         ------------------------------
DIRECTORS AND OFFICERS
AS A GROUP (2 persons)                     20,000,000           63.4%

(1)  Percent of Class is based on 31,500,000 shares issued and outstanding.

(2)  Ashot Martirosyan, 16773 W Park Drive, Chagrin Falls, Ohio, 44023.

(3)  Anushavan Yeranosyan, 16773 W Park Drive, Chagrin Falls, Ohio, 44023


We are not aware of any arrangements that may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.


Certain Relationships and Related Transactions, and Director Independence.

Our officers and directors are also our primary shareholders. Together, our officers and directors control 20,000,000 shares of our common stock, or 63.4% of our outstanding common stock.

Through a Board Resolution, the Company hired the professional services of Seale and Beers, Certified Public Accountants, to perform audited financials for the Company. Seale and Beers, CPAs own no stock in the Company. The company has no formal contracts with its accountants, as they are paid on a fee for service basis.

                              Financial Statement
                              -------------------


Fiscal Year ending June 30, 2009 (audited)
------------------------------------------

                                                                   PAGE
                                                                   ----
Independent Auditors' Report                                       36
Balance Sheet                                                      37
Statements of Operations                                           38
Statements of Changes in Stockholders' Equity                      39
Statements of Cash Flows                                           40
Notes to Financials                                                41


For Quarter ending September 30, 2010 (unaudited)
-------------------------------------------------

Balance Sheet                                                      48
Statements of Operations                                           49
Statements of Changes in Stockholders' Equity                      50
Statements of Cash Flows                                           51
Notes to Financials                                                52


SEALE AND BEERS, CPAs
PCAOB & CPAB REGISTERED AUDITORS
--------------------------------
www.sealebeers.com

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         -------------------------------------------------------

To the Board of Directors
EnzymeBioSystems
(A Development Stage Company)

We have audited the accompanying balance sheets of EnzymeBioSystems
(A Development Stage Company) as of June 30, 2010 and 2009, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year ended June 30, 2010, for the period from inception on June 26, 2009 through June 30, 2010, and for the period from inception on June 26, 2009 through June 30, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EnzymeBioSystems (A Development Stage Company) as of June 30, 2010 and 2009, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year ended June 30, 2010, for the period from inception on June 26, 2009 through June 30, 2010, and for the period from inception on June 26, 2009 through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has an accumulated deficit of $55,793 and has not yet established an ongoing source of revenues, which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Seale and Beers, CPAs
-------------------------
    Seale and Beers, CPAs
    Las Vegas, Nevada
    October 12, 2010

                 50 S. Jones Blvd. Suite 202 Las Vegas, NV 89107
                     Phone: (888)727-8251 Fax: (888)782-2351

                                EnzymeBioSystems
                          (A Development Stage Company)
                                  Balance Sheet

                                                 June 30,       June 30,
                                                   2010           2009
                                                ------------  ------------
ASSETS

Current Assets:
   Cash and cash equivalents                    $     5,913   $    30,500
                                                ------------  ------------
     Total current assets                             5,913        30,500
                                                ------------  ------------
TOTAL ASSETS                                    $     5,913   $    30,500
                                                ============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                             $     1,723   $         -
   Accrued expenses                                   5,500         2,500
   Credit card payable                                1,483             -
                                                ------------  ------------
     Total current liabilities                        8,706         2,500
                                                ------------  ------------

Stockholders' equity:
   Preferred stock, $0.001 par value, 5,000,000
     shares authorized, none issued and
     outstanding as of 6/30/10 and 6/30/09,
     respectively                                         -             -
   Common stock, $0.001 par value, 195,000,000
     shares authorized, 31,500,000 and 30,500,000
     shares issued and outstanding as of 6/30/10
     and 6/30/09, respectively                       31,500        30,500
   Additional Paid-in Capital                        21,500           500
   (Deficit) accumulated during
     development stage                              (55,793)       (3,000)
                                                ------------  ------------
     Total stockholders' equity                      (2,793)       28,000
                                                ------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $     5,913   $    30,500
                                                ============  ============

   The accompanying notes are an integral part of these financial statements.

                                EnzymeBioSystems
                          (A Development Stage Company)
                            Statements of Operations

                                  For the          From            From
                                   year        June 26, 2009    June 26, 2009
                                   ended       (inception) to  (inception) to
                                 June 30,        June 30,        June 30,
                                   2010            2009            2010
                               --------------  --------------  --------------
REVENUE                        $           -   $           -   $           -

OPERATING EXPENSES:
   Auditing fees                       9,625           2,500          12,125
   General & administrative           22,738               -          22,738
   Incorporating fees                      -             500             500
   Research & development             16,095               -          16,095
   Research & development
     reimbursement (See note 11)     (10,976)              -         (10,976)
   Salaries                            9,000               -           9,000
                               --------------  --------------  --------------
     Total operating expenses         46,482           3,000          49,482
                               --------------  --------------  --------------

Loss from operations                 (46,482)         (3,000)        (49,482)

OTHER EXPENSES:
   Loss on impairment of
    furniture and equipment           (6,311)              -          (6,311)
                               --------------  --------------  --------------
     Total other expense              (6,311)              -          (6,311)
                               --------------  --------------  --------------

Net (loss) before income taxes       (52,793)         (3,000)        (55,793)

Provision for income tax                   -               -               -
                               --------------  --------------  --------------

NET (LOSS)                     $     (52,793)  $      (3,000)  $     (55,793)
                               ==============  ==============  ==============

BASIC LOSS PER SHARE           $       (0.00)  $       (0.00)
                               ==============  ==============

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING -
  BASIC AND FULLY DILUTED         30,765,753      12,200,000
                               ==============  ==============

   The accompanying notes are an integral part of these financial statements.

                                EnzymeBioSystems
                          (A Development Stage Company)
                       Statements of Stockholders' Equity

                                                       Deficit
            Preferred                                 Accumulated
              Stock      Common Stock      Additional   During
         ------------- -------------------  Paid-in   Development
         Shares   Amt    Shares      Amt    Capital     Stage        Total
         ------- ----- ----------  ------- --------- -----------   ----------
June 26,
2009
Contributed
Capital        - $   -          -  $     - $   500   $        -    $     500

June 29,
2009
Founders
shares
issued for
cash at
$0.001 per
share                  30,500,000   30,500       -            -       30,500

Net (loss)
for the
period
ending
June 30,
2009                                                     (3,000)      (3,000)
         ------- ----- ----------  ------- --------- -----------   ----------

Balance,
June 30,
2009           -     - 30,500,000   30,500      500      (3,000)      28,000

July 2009
Contributed
capital
(cash)                                        2,500                    2,500

December
2009
Contributed
capital
(services)                                    2,500                    2,500

March 26,
2010
Shares
issued for
cash at
$0.01 per
share                   1,000,000    1,000    9,000                   10,000

March 2010
Contributed
capital
(cash)                                        2,000                    2,000

March 2010
Contributed
capital
(services)                                    2,500                    2,500

June 2010
Contributed
capital
(services)                                    2,500                    2,500

Net (loss)
for the
year                                                    (52,793)     (52,793)
         ------- ----- ----------  ------- --------- -----------   ----------

Balance,
June 30,
2010           - $   - 31,500,000  $31,500 $ 21,500  $  (55,793)   $  (2,793)
         ======= ===== ==========  ======= ========= ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                EnzymeBioSystems
                          (A Development Stage Company)
                            Statements of Cash Flows

                                  For the          From            From
                                   year        June 26, 2009    June 26, 2009
                                   ended       (inception) to  (inception) to
                                 June 30,        June 30,        June 30,
                                   2010            2009            2010
                               --------------  --------------  --------------
OPERATING ACTIVITIES
   Net (loss)                  $     (52,793)  $      (3,000)  $     (55,793)
   Adjustments to reconcile
     net loss to net cash
     used by operating
     activities:
       Increase (decrease) in:
         Accounts payable              1,723               -           1,723
         Accrued expense               3,000           2,500           5,500
         Credit card payable           1,483               -           1,483
         Depreciation                    906               -             906
         Impairment of asset           6,311               -           6,311
         Donated services              7,500               -           7,500
                               --------------  --------------  --------------
   Cash (used) by
   operating activities              (31,870)           (500)        (32,370)

INVESTING ACTIVITIES
  Purchase of furniture and
   equipment                          (7,317)              -          (7,317)
  Sale of furniture and
   equipment                             100               -             100
                               --------------  --------------  --------------
   Cash (used) by
   investing activities               (7,217)              -          (7,217)

FINANCING ACTIVITIES
   Sale of common stock               10,000          30,500          40,500
   Contributed capital                 4,500             500           5,000
                               --------------  --------------  --------------
   Cash provided by
   financing activities               14,500          31,000          45,500
                               --------------  --------------  --------------

NET INCREASE IN CASH                 (24,587)         30,500           5,913
CASH AND EQUIVALENTS -
  BEGINNING OF PERIOD                 30,500               -               -
                               --------------  --------------  --------------
CASH AND EQUIVALENTS -
  END OF PERIOD                $       5,913   $      30,500   $       5,913
                               ==============  ==============  ==============

SUPPLEMENTAL DISCLOSURES:
   Interest paid               $           -   $           -   $           -
   Income taxes paid           $           -   $           -   $           -
   Non-cash transactions       $      13,811   $           -   $      13,811

   The accompanying notes are an integral part of these financial statements.

                               EnzymeBioSystems
                        (A Development Stage Company)
                        Notes to Financial Statements
                                June 30, 2010


NOTE 1 - GENERAL ORGANIZATION AND BUSINESS

EnzymeBioSystems (the "Company") was incorporated under the laws of the state of Nevada on June 26, 2009. The Company has two officers/directors and was organized to conduct any lawful business. The Company manufactures specialty enzymes and enzyme related products.

The Company has minimal operations and in accordance with the provisions of the Financial Accounting Standards Board ("FASB") ASC 915, the Company is considered a development stage company.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

Basis of Accounting
-------------------
The basis is United States generally accepted accounting principles.

Earnings per Share
------------------
The basic earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

Dividends
---------
The Company has not yet adopted any policy regarding payment of dividends. No Dividends have been paid during the periods shown.

Research and development costs
------------------------------
Research and development costs are expensed as incurred. The amounts of costs expensed for the years ended June 30, 2010 and 2009, were $16,095 and $0, respectively.

                               EnzymeBioSystems
                        (A Development Stage Company)
                        Notes to Financial Statements
                                June 30, 2010


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES (Continued)

Income Taxes
------------
The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Year-end
--------
The Company has selected June 30 as its year-end.

Advertising
-----------
Advertising is expensed when incurred. There has been no advertising during the periods presented herein.

Use of Estimates
----------------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition
-------------------
The Company applies the provision of ASC 605, Revenue Recognition. ASC 605, Revenue Recognition in Financial Statements, provides guidance on the recognition, presentation and disclosure of revenue in financial statements. ASC 605 outlines the basic criteria that must be met to recognize revenue and provides guidance for the disclosure of revenue recognition policies. The Company recognizes revenue related to product sales when (i) persuasive evidence of the arrangement exists, (ii) shipment has occurred, (iii) the fee is fixed or determinable, and (iv) collectability is reasonably assured. For the period from August 14, 2006 (inception) to June 30, 2010, the Company has not recognized any revenues.

                               EnzymeBioSystems
                        (A Development Stage Company)
                        Notes to Financial Statements
                                June 30, 2010


NOTE 3.   GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has incurred net losses of $(55,793) for the period from June 26, 2009 (inception) to June 30, 2010. The future of the
Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities.

Management has plans to seek additional capital through private placements and public offerings of its common stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.


NOTE 4.   STOCKHOLDERS'EQUITY

The Company is authorized to issue up to 5,000,000 of its $0.001 par value preferred stock and up to 195,000,000 of its $0.001 par value common stock.

Preferred Stock
---------------
No shares of preferred stock have been issued.

Common Stock
------------
On June 29, 2009, the Company issued 30,500,000 shares of its $0.001 par value common stock to its nine founders for $30,500 in cash.

On March 26, 2010, the Company issued 1,000,000 shares of its $0.001 par value common stock to approximately 28 qualified investors for $10,000 in cash.

No other issuances of preferred or common stock have been made.

                               EnzymeBioSystems
                        (A Development Stage Company)
                        Notes to Financial Statements
                                June 30, 2010


NOTE 5 - CONTRIBUTED CAPITAL

In July 2009, a director of the Company contributed capital of $2,500 for audit fees.

During the quarters ending December 31, 2009, March 31, 2010 and June 30, 2010, the Company's corporate counsel agreed to prepare, write, EDGARize and provide legal opinion for the Company's interim reports and Form 10-K filing, which the law firm valued at $2,500 for each quarter.

The law firm decided to contribute this capital based on its recommendation that the Company engage the services of an auditor, who had his licensed revoked and was not able to complete the Company's audit for the past fiscal year. Based on this decision, the Company needed to engage a new auditor. The Company's corporate counsel believes this action will help build goodwill for its law firm.

In March 2010, a director of the company contributed capital of $2,000 for audit fees.

NOTE 6 - RELATED PARTY TRANSACTIONS

Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.


NOTE 7 - PROVISION FOR INCOME TAXES

The Company accounts for income taxes under ASC 740, "Accounting for Income Taxes", which requires use of the liability method. ASC 740 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

                               EnzymeBioSystems
                        (A Development Stage Company)
                        Notes to Financial Statements
                                June 30, 2010


NOTE 7 - PROVISION FOR INCOME TAXES (Continued)

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

                   U.S federal statutory rate      (35.0%)
                   Valuation reserve                35.0%
                                                   ------
                   Total                               -%

Income tax benefits as of June 30, 2010 and June 30, 2009, are calculated as follows:

                                                Year Ended
                                                 June 30,
                                               2010      2009
                                             --------  --------
                            Book loss        $52,793   $ 3,000
                            Less: Book             -        -
                            depreciation
                            Add: Tax               -        -
                            depreciation
                                             --------  --------
                            Net loss         $52,793   $ 3,000
                            Effective             35%       35%
                            tax rate
                                             --------  --------
                            Tax benefit      $18,478   $ 1,050
                            Valuation       $(18,478)  $(1,050)
                            allowance
                                             --------  --------
                                             $     -   $      -
                                             --------  --------

During the year ended June 30, 2010, the Company recorded a valuation allowance of $(18,478), as compared to $(1,050) for the previous year, on the deferred tax assets to reduce the total to an amount that management believes will ultimately be realized. Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. There was no other activity in the valuation allowance account during the year ended June 30, 2010.

                               EnzymeBioSystems
                        (A Development Stage Company)
                        Notes to Financial Statements
                                June 30, 2010


NOTE 8 - RECENT PRONOUNCEMENTS

The Company's management has evaluated all the recently issued accounting pronouncements through the filing date of these financial statements and does not believe that any of these pronouncements will have a material impact on the Company's financial position and results of operations.


NOTE 9 - COMMITMENTS AND CONTINGENCIES

The Company rents its office and laboratory space in an unaffiliated, commercially owned property for use as offices, storage and parking. The Company entered into a lease agreement beginning September 1, 2009 at a monthly rent of $500 per month. This lease expired on August 31, 2010 and was renewed at a monthly rent of $600 per month beginning September 1, 2010. The Company's current lease expires on August 31, 2015.

Minimum lease payments due under the terms of the lease are as follows:

                  Fiscal Year Ending
                       June 30,                      Rent
                  ------------------                -------
                         2010                       $ 5,000
                         2011                         7,000
                         2012                         7,200
                         2013                         7,200
                         2014                         7,200
                         2015                         7,200
                         2016                         1,200
                                                    -------
                         Total                      $42,000

                               EnzymeBioSystems
                        (A Development Stage Company)
                        Notes to Financial Statements
                                June 30, 2010


NOTE 10 - LONG-LIVED ASSET DEPRECIATION AND IMPAIRMENT

In October 2009, the Company placed equipment it purchased into service. This equipment has a service life of 5 years and an estimated salvage value of 10%. Depreciation has been calculated using the straight-line group depreciation method, whereby the cost of the fixed asset, minus the residual salvage value, is divided by the useful life of the fixed asset.

In accordance with ASC-360-10, Accounting for the Impairment or Disposal of Long-lived Assets, we review long-lived assets for impairment at least annually or whenever events or changes in circumstances indicate the carrying amounts of such assets may not be recoverable. The Company's policy is to record an impairment loss at each balance sheet date when it is determined that the carrying amount may not be recoverable. Recoverability of these assets is based on undiscounted future cash flows of the related asset. For the year ended June 30, 2010, the Company determined that based on estimated future cash flows, the carrying amount of our furniture and equipment exceeded its fair value by $6,311, and accordingly, recognized an impairment loss.


NOTE 11 - RESEARCH AND DEVELOPMENT REIMBURSEMENT EXPENSES

Our research and development reimbursement expenses consist primarily of fees paid by third-parties to cover our costs to develop and manufacturer enzyme
products.   During the quarter ended June 30, 2010, the Company was
reimbursed for research and development expenses of $10,976 by the Northeastern Ohio Universities College of Medicine. The Company has an oral agreement with the University where the Company develops and produces enzyme product(s) for the University and is reimbursed for its actual research and development expenses related to the development of these enzyme product(s).


NOTE 12 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the filing date of these financial statements, with no subsequent events to be reported.

                                 EnzymeBioSystems
                          (A Development Stage Company)
                             Condensed Balance Sheet
                                  (Unaudited)

                                                September 30,    June 30,
                                                    2010           2010
                                                ------------  ------------
ASSETS

Current Assets:
   Cash and cash equivalents                    $    32,124   $     5,913
                                                ------------  ------------
     Total current assets                            32,124         5,913
                                                ------------  ------------
TOTAL ASSETS                                    $    32,124   $     5,913
                                                ============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                             $     2,210   $     1,723
   Accrued expenses                                   1,750         5,500
   Credit card payable                                  475         1,483
   Deposits (See Note 6)                             50,000             -
                                                ------------  ------------
     Total current liabilities                       54,435         8,706
                                                ------------  ------------

Stockholders' equity:
   Preferred stock, $0.001 par value, 5,000,000
     shares authorized, none issued and
     outstanding as of 9/30/10 and 6/30/10,
     respectively                                         -             -
   Common stock, $0.001 par value, 195,000,000
     shares authorized, 31,500,000 and 31,500,000
     shares issued and outstanding as of 9/30/10
     and 6/30/10, respectively                       31,500        31,500
   Additional Paid-in Capital                        26,000        21,500
   (Deficit) accumulated during
     development stage                              (79,811)      (55,793)
                                                ------------  ------------
     Total stockholders' equity (deficit)           (22,311)       (2,793)
                                                ------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $    32,124   $     5,913
                                                ============  ============

       The accompanying notes are an integral part of these interim financial statements.

                                EnzymeBioSystems
                          (A Development Stage Company)
                       Condensed Statements of Operations
                                  (Unaudited)

                                                                   From
                                                               June 26, 2009
                                For the three months ended     (inception) to
                               September 30,   September 30,   September 30,
                                   2010            2009            2010
                               --------------  --------------  --------------
REVENUE                        $           -   $           -   $           -

OPERATING EXPENSES:
   Auditing fees                       1,770               -          13,895
   General & administrative            5,558           1,753          28,296
   Incorporating fees                      -               -             500
   Research & development             10,690           4,541          26,786
   Research & development
     reimbursement (See note 11)           -               -         (10,976)
   Salaries                            6,000               -          15,000
                               --------------  --------------  --------------
     Total operating expenses         24,018           6,294          73,501
                               --------------  --------------  --------------

Loss from operations                 (24,018)         (6,294)        (73,501)

OTHER EXPENSES:
   Loss on impairment of
    furniture and equipment                -               -          (6,311)
                               --------------  --------------  --------------
     Total other expense                   -               -          (6,311)
                               --------------  --------------  --------------

Net (loss) before income taxes       (24,018)         (6,294)        (79,811)

Provision for income tax                   -               -               -
                               --------------  --------------  --------------

NET (LOSS)                     $     (24,018)  $      (6,294)  $     (79,811)
                               ==============  ==============  ==============

BASIC LOSS PER SHARE           $       (0.00)  $       (0.00)
                               ==============  ==============

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING -
  BASIC AND FULLY DILUTED         31,500,000      30,500,000
                               ==============  ==============

       The accompanying notes are an integral part of these interim financial statements.

                                EnzymeBioSystems
                          (A Development Stage Company)
                       Condensed Statements of Cash Flows
                                  (Unaudited)

                                                                   From
                                                               June 26, 2009
                                For the three months ended     (inception) to
                               September 30,   September 30,   September 30,
                                   2010            2009            2010
                               --------------  --------------  --------------
OPERATING ACTIVITIES
   Net (loss)                  $     (24,018)  $      (6,294)  $     (79,811)
   Adjustments to reconcile
     net loss to net cash
     used by operating
     activities:
       Increase (decrease) in:
         Accounts payable             (1,263)              -           2,210
         Accrued expense              (2,000)         (2,500)          1,750
         Credit card payable          (1,008)          4,740             475
         Depreciation                      -               -             906
         Impairment of asset               -               -           6,311
         Contributed services          2,500               -          10,000
         Customer deposits            50,000               -          50,000
                               --------------  --------------  --------------
   Cash provided by (used in)
   operating activities               24,211          (4,054)         (8,159)

INVESTING ACTIVITIES
  Purchase of furniture and
   equipment                               -          (2,073)         (7,317)
  Sale of furniture and
   equipment                               -          (2,073)            100
                               --------------  --------------  --------------
   Cash (used in)
   investing activities                    -               -          (7,217)

FINANCING ACTIVITIES
   Sale of common stock                    -               -          40,500
   Contributed capital                 2,000           2,500           7,000
                               --------------  --------------  --------------
   Cash provided by
   financing activities                2,000           2,500          47,500
                               --------------  --------------  --------------

NET INCREASE IN CASH                  26,211          (3,627)         32,124
CASH AND EQUIVALENTS -
  BEGINNING OF PERIOD                  5,913          30,500               -
                               --------------  --------------  --------------
CASH AND EQUIVALENTS -
  END OF PERIOD                $      32,124   $      26,873   $      32,124
                               ==============  ==============  ==============

SUPPLEMENTAL DISCLOSURES:
   Interest paid               $           -   $           -   $           -
   Income taxes paid           $           -   $           -   $           -
   Non-cash transactions       $       2,500   $           -   $      16,311

       The accompanying notes are an integral part of these interim financial statements.

                               EnzymeBioSystems
                          (A Development Stage Company)
               Notes to the Condensed Interim Financial Statements
                               September 30, 2010
                                  (Unaudited)


NOTE 1 - CONDENSED INTERIM FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at September 30, 2010 and for all periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally ***ccepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's June 30, 2010 audited financial statements. The results of operations for the period ended September 30, 2010 are not necessarily indicative of the operating results for the full year.

Basis of Presentation
---------------------
In the opinion of management, the accompanying balance sheets and related interim statements of income, cash flows, and stockholders' equity include all adjustments, consisting only of normal recurring items, necessary for their fair presentation in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Preparing financial statements requires management to make estimates and assumptions the affect the reported amounts of assets, liabilities, revenue and expenses. Actual results and outcomes may differ from management's estimates and assumptions.

Interim results are not necessarily indicative of results for a full year. The information included in this Form 10-Q should be read in conjunction with information included in the Form 10-K.

                               EnzymeBioSystems
                          (A Development Stage Company)
               Notes to the Condensed Interim Financial Statements
                               September 30, 2010
                                  (Unaudited)


NOTE 2 - GOING CONCERN

These condensed financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As of September 30, 2010, the Company has not recognized any revenues and has accumulated operating losses of approximately $79,811 since inception.
The Company's ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations. Management plans to raise equity capital to finance the operating and capital requirements of the Company. Amounts raised will be used to further development of the Company's products, to provide financing for marketing and promotion, to secure additional property and equipment, and for other working capital purposes. While the Company is putting forth its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.


NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements
--------------------------------
The Company's management has evaluated all the recently issued accounting pronouncements through the filing date of these financial statements and does not believe that any of these pronouncements will have a material impact on the Company's financial position and results of operations.

                               EnzymeBioSystems
                          (A Development Stage Company)
               Notes to the Condensed Interim Financial Statements
                               September 30, 2010
                                  (Unaudited)


NOTE 4 - RELATED PARTY TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.


NOTE 5 - CONTRIBUTED CAPITAL

During the quarter ending September 30, 2010, an officer and director of the Company contributed $2,000 for working capital.

During the quarter ending September 30, 2010, the Company's corporate counsel agreed to prepare, write, EDGARize and provide legal opinion for the Company's interim reports and Form 10 filing, which the law firm valued at $2,500. The law firm decided to contribute this capital to help build goodwill for its law firm.


NOTE 6 - FUNDING

During the Quarter ending September 30, 2010, the company entered into negotiations with an accredited investor to help fund the operations of the Company, and cover its IND project expenses with Northeastern Ohio Universities College of Medicine d/b/a Northeastern Ohio Universities Colleges of Medicine and Pharmacy in Rootstown, Ohio. As the negotiations progressed, the accredited investor advanced the company $50,000 towards finalizing the purchase of an equity position in the Company. No final agreement has been negotiated, no shares have been issued for these funds, and no debt instrument has been executed. Management expects to raise a total of $150,000 from this accredited investor, with the negotiations concluding before the end of December, 2010.


NOTE 7 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date of this report, with no subsequent events to be reported.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.       Exhibits

 3.3    Articles of Designation, dated January 13, 2011.

10.2 Exclusive Technology License and Patents Agreement between EnzymeBioSystems and Berkeley Clinic LC, dated January 28, 2011

23.1    Consent Letter from Seale and Beers, CPAs

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EnzymeBioSystems
                                   ---------------------------
                                            Registrant

Dated:  January 31, 2011          By:   /s/ Ashot Martirosyan
                                  -------------------------------------
                                       By:  Ashot Martirosyan
                                       Its: Principal Executive Officer